United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 26, 2026

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 26, 2026, the Audit Committee of the board of directors of Triller Group Inc. (the “Company”), based on the recommendation of management concluded that Bare Knuckle Fighting Championship (“BKFC”), which is an American bare-knuckle boxing promotion based in Philadelphia, should be deconsolidated in the Company’s consolidated financial statements form the acquisition date by AGBA Group Holding Limited (“AGBA”) on October 15, 2024 (the “Acquisition Date”).

While the Company held a majority equity interest in BKFC from the Acquisition Date, it lost the control over the BKFC and no longer possessed the power to direct the activities or key decisions that most significantly impacted BKFC’s economic performance, as required for consolidation under ASC 810, Consolidation.

Based on the control analysis, the Company has accounted its investment in BKFC at cost under ASC 321, from the Acquisition Date, rather than consolidating BKFC as a subsidiary in its consolidated financial statements.

Based on the Form 8-K filing requirement under Item 9.01(a)(1), a registrant must file the financial statements of the business acquired, together with any applicable supplemental information, for any business acquisition. The Company has already filed the financial statements of the business acquired for the years ended December 31, 2023 and 2022 in Amendment No. 1 to Schedule 14A, which was filed with the SEC on August 1, 2024.

Forward-Looking Statements.

Certain information in this Current Report on Form 8-K and the exhibits hereto may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of current or historical fact, contained in this Current Report on Form 8-K may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are not a guarantee of performance, and accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. Uncertainties and risks that may affect the forward-looking statements herein include, but are not limited to, the Company’s ability to complete the restatement and the revision of the accounting adjustments described in this Current Report on Form 8-K and the Company’s ability to file any appropriate amendments to our Annual and Quarterly Reports on Form 10-K and Form 10-Q by the applicable due date, as well as other risks and important factors that could affect such forward-looking statements, as described in the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings filed with the SEC.

New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements  contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: January 26, 2026

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